Exhibit 10.4

naked brand group, inc.

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, (2) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR A BONA FIDE PLEDGE OR CUSTODIAL ARRANGEMENT WITH RESPECT TO SUCH SECURITIES OR (3) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS DELIVERED STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

NAKED BRAND GROUP, INC.

WARRANTS TO PURCHASE COMMON STOCK

WARRANT NO.	WC-2014-06-10-65	Warrants to Purchase up to	571,994	Shares of
Common Stock, subject to adjustment

naked brand group, inc. (the “Company” or the “Issuer”), a nevada corporation, for value received, hereby certifies that CSD Holdings LLC, of c/o Orchestra Medical Ventures, LLC, 142 West 57th Street, Suite 4A, New York, NY 10019, or its permitted assigns, is the registered holder (the “Holder”) of warrants to purchase from the issuer up to Five Hundred Seventy-One Thousand Nine Hundred Ninety-Four (571,994) shares (the “Warrant Shares”) of duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.001 per share (the “Common Stock”), of the issuer at a price per share equal to the warrant exercise price (as defined herein), subject to the terms, conditions and adjustments set forth below in this warrant (this “Warrant”).

naked brand group, inc.

TABLE OF CONTENTS

1.	Warrant	3
2.	Reservation of Shares	5
3.	Transfer and Assignment	5
4.	Call Provision	5
5.	Taxes	6
6.	Certain Adjustments	6
7.	Business Combinations	6
8.	Lost or Stolen Warrant	7
9.	Agent	7
10.	Notice	7
11.	Miscellaneous	7

naked brand group, inc.

1.           Warrant

This Warrant has been issued pursuant to the subscription agreement between the Company and the Holder (the “Subscription Agreement”) and the Company’s Confidential Private Placement Memorandum dated May 2, 2014 as amended and supplemented (the “Memorandum”) relating to the Company’s offering (the “Offering”) of units (“Units”), with each Unit consisting of a $25,000 convertible senior secured debenture (the “Convertible Debenture”) and common stock purchase warrants to purchase up to an aggregate of 166,667 shares of the Company’s Common Stock (collectively, the “Warrant Shares”), and is subject to the terms and conditions thereof.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Subscription Agreement.  This Warrant is one of a number of Warrants issued by the Company to the Holder and to the other purchasers of Units in the Offering (the “Other Purchasers”).

1.1           Subject to the provisions of this Warrant:

(a)           This Warrant entitles the Holder to purchase at any time during the Warrant Term for the Warrant Exercise Price the Warrant Shares, subject to adjustment as set forth herein.

(b)           The “Warrant Exercise Price” shall be $0.15 per Warrant Share.

(c)           The “Warrant Term” shall mean from and after the date this Warrant is originally issued until 5:00 p.m., Eastern time, five years thereafter.

1.2           Exercise:

(a)           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the initial issuance date and on or before the Warrant Term by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed electronic mail of a notice of exercise form annexed hereto as Exhibit 1 (“Warrant Notice”) and within three (3) Trading Days of the date said Warrant Notice is delivered to the Company, the Company shall have received payment of the aggregate Warrant Exercise Price of the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 1.2(b) below.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Warrant Notice is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b)           Cashless Exercise.  If at any time after the six month anniversary of the date of the final closing date of the offering, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

naked brand group, inc.

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Warrant Notice;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(c)           Mechanics of Exercise.

(i)            Delivery of Warrant Shares Upon Exercise.  Warrant Shares purchased hereunder shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Warrant Notice by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Warrant Notice and (B) surrender of this Warrant (if required) (such date, the “Warrant Share Delivery Date”).

Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise.  In addition to any other rights available to the Holder, if after actual receipt of an effective Warrant Notice the Company fails to cause the transfer agent to transmit to the Holder the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.

naked brand group, inc.

2.           Reservation of Shares

For so long as this Warrant has not been exercised in full, the Issuer shall, at all times prior to the end of the Warrant Term, reserve and keep available free from any pre-emptive rights that would reduce the number of shares issuable to the Holder under this Warrant, out of its authorized but unissued capital stock, the number of shares of Common Stock available for exercise hereunder.  In the event the number of issued shares of Common Stock plus all other shares of Common Stock outstanding and otherwise reserved for issuance exceeds the total authorized number of shares of Common Stock, the Issuer shall promptly take all actions necessary to increase the authorized number of shares of Common Stock, including causing its board of directors to call a special meeting of stockholders and recommend such increase.

3.           Transfer and Assignment

By accepting delivery of this Warrant, the Holder covenants and agrees with the Issuer that the Warrant will not be sold or assigned, in whole or in part, unless such sale or assignment complies with applicable federal, state and foreign securities laws and the terms of this Warrant.  Subject to compliance with any applicable securities laws and the conditions set forth hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.           Call Provision

The Company has the right, beginning May __, 2014 (two years from the initial closing), on thirty (30) days’ written notice (the “Call Notice”), to require the Holder to exercise the Warrants (the “Right of Call”), so long as the Closing Price (described below) exceeds $0.40 per share subject to adjustment for at least twenty (20) consecutive trading days, such Call Notice is issued within forty-five (45) Trading Days thereafter and through such Call Notice period a registration statement is in effect and a current prospectus is available covering the Warrant Shares .  The Warrants will terminate on the date that is thirty (30) days from the date of the Call Notice in the event that the Holder has not exercised the Warrants in accordance with the terms of the Call Notice by such date and the provision of this Section 4 have been complied with in all respects.

The Closing Price of the common stock of any date of determination means:  (a) the Closing Price for the regular trading session (without considering after hours or trading outside regular trading session hours) of the common stock (regular way) as reported in the composite transactions for the principal United States securities exchange in which the common stock is so listed on that date (or, if no Closing Price is reported), (a) the last reported sale p rice during that trading session or, (b) if the common stock is not so listed, the last reported sale price for the common stock on the over the counter market and reported by the OTC Markets, or similar organization, or (c) if the common stock is not so quoted the average midpoint of the last bid and asking price for the common stock of at least three (3) nationally recognized investment banking firms of the Company selects for that purpose.

5.           Taxes

The Issuer will pay all documentary stamp taxes (if any) attributable to the issuance of the Warrant Shares; provided, however, that the Issuer shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of the Warrant or any certificates for the Warrant Shares in a name other than that of the Holder of the Warrant surrendered upon the exercise of the Warrant, and the Issuer shall not be required to issue or deliver a Warrant evidencing rights thereunder or certificates for the Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the reasonable satisfaction of the Issuer that such tax has been paid.

naked brand group, inc.

6.           Certain Adjustments

6.1           In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding Common Stock, or (c) combine its outstanding Common Stock into a smaller number of shares, then, in each such event, the Warrant Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Warrant Exercise Price by a fraction, (i) the numerator of which shall be the number of shares outstanding immediately prior to such event and (ii)the denominator of which shall be the number of shares outstanding immediately after such event, and the product so obtained shall thereafter be the Warrant Exercise Price then in effect.  The Warrant Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this section 6.1.  The number of Warrant Shares that the Holder of this Warrant shall thereafter, on the exercise hereof be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this section) be issuable on such exercise by a fraction of which (a) the numerator is the Warrant Exercise Price that would otherwise (but for the provisions of this Section) be in effect, and (b) the denominator is the Warrant Exercise Price in effect on the date of such exercise.

6.2           No adjustment shall be made under this Warrant in the event the Issuer issues Common Stock or securities convertible into Common Stock at a purchase price, exercise price or conversion price that is less than the Warrant Exercise Price.

7.           Business Combinations

In case the Issuer on or after the date hereof is party to any (a) acquisition of the Issuer by means of merger or other form of corporate reorganization in which outstanding shares of the Issuer are exchanged for securities or other consideration issued, or caused to be issued, by the Acquiring Person, ( as defined herein), or its Parent, (as defined herein), Subsidiary, (as defined herein) , or affiliate, (b) a sale of all or substantially all of the assets of the Issuer ( on a consolidated basis) in a single transaction or series of related transactions, (c) any other transaction or series of related transactions by the Issuer or relating to the Common Stock (including without limitation, any stock purchase or tender or exchange offer) in which the power to cast the majority of the eligible votes at a meeting of the Issuer’s stockholders at which directors are elected is transferred to a single entity or group acting in concert, or (d) a capital reorganization or reclassification of the Common Stock or other securities (other than a reorganization or reclassification in which the Common Stock or other securities are not converted into or exchanged for cash or other property, and, immediately after consummation of such transaction, the stockholders of the Issuer immediately prior to such transaction own the Common Stock, other securities or other voting stock of the Issuer in substantially the same proportions relative to each other as such stockholders owned immediately prior to such transaction), then, and in the case of each such transaction (each of which is referred to herein as “Change in Control”), proper provision shall be made so that, at the option of the Acquiring Person and upon fifteen (15) days’ prior written notice to the Issuer and the Holder prior to the consummation of the Change of Control, either (i) the Acquiring Person expressly agrees to assume all of the Issuer’s obligations under the Warrant or (ii) the Holder has fifteen (15) days in which to exercise its rights under the Warrant.  If Holder does not exercise its rights during such fifteen (15) day period, all rights under the Warrant shall terminate and the Warrant shall be of no further force and effect.  The Issuer, to the extent feasible, shall provide the Holder with thirty (30) days’ prior written notice of the consummation of any Change of Control.  Subject to the foregoing, on or before the closing date under the agreement entered into with an Acquiring Person resulting in a Change in Control, the Issuer, if applicable, shall deliver to the Holder written notice that the Acquiring Person has assumed such obligations.

naked brand group, inc.

“Acquiring Person” means, in connection with any Change in Control, (i) the continuing or surviving corporation of a consolidation or merger with the Issuer (if other than the Issuer), (ii) the transferee of all or substantially all of the properties or assets of the Issuer, (iii) the corporation consolidating with or merging into the Issuer in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iv) the entity or group (other than Holder or any of its affiliates) acting in concert acquiring or possessing the power to cast the majority of the eligible votes at a meeting of the Issuer ‘s stockholders at which directors are elected, or, (v) in the case of a capital reorganization or reclassification, the Issuer, or (vi) at the Holder’s election, any Person that (A) controls the Acquiring Person directly or indirectly through one or more intermediaries, (B) is required to include the Acquiring Person in the consolidated financial statements contained in such Parent’s Annual Report on Form 10-K (if such Person is required to file such a report) or would be required to so include the Acquiring Person in such Person’s consolidated financial statements if they were prepared in accordance with U.S. GAAP and (C) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries). “Parent” shall mean any corporation (other than the Acquiring Person) in an unbroken chain of corporations ending with the Acquiring Person, provided each corporation in the unbroken chain (other than the Acquiring Person) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. “Subsidiary” shall mean any corporation at least 50% of whose outstanding voting stock shall at the time be owned directly or indirectly by the Acquiring Person or by one or more Subsidiaries.

8.           Lost or Stolen Warrant

In case this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Issuer of such loss, theft or destruction of such Warrant.  Applicants for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Issuer may prescribe.

9.           Agent

The Issuer (and any successor) shall at all times maintain a register of the holders of the Warrants.

10.           Notice

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of:  (a) the date of transmission, if such notice or communication is delivered via electronic mail set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via electronic mail at the address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached to the Subscription Agreement.

11.           Miscellaneous.

11.1           By its acceptance of this Warrant, the Holder agrees that all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles.  Any dispute arising out of or in connection with this Warrant shall be exclusively adjudicated before a court located in the County of New York and the parties hereto exclusively submit to the exclusive jurisdiction and venue of the federal and state courts of the State of New York located in the County of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum and the Holder consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the Holder shall furnish in writing to the Company.

naked brand group, inc.

11.2           Any and all remedies set forth in this Warrant:  (i) shall be in addition to any and all other remedies the Holder or the Issuer may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of Holder and the Issuer may elect.  The exercise of any remedy by the Holder or the Issuer shall not be deemed an election of remedies or preclude the Holder or the Issuer, respectively, from exercising any other remedies in the future.

11.3           For purposes of this Warrant, except as otherwise expressly provided or unless the context otherwise requires:  (i) the terms defined in this Warrant have the meanings assigned to them in this Warrant and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender and neuter gender of such term; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; (iii) references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Warrant, unless the context shall otherwise require; (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (v) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; (vi) the term “include” or “including” shall mean without limitation; (vii) any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statues and references to all attachments thereto and instruments incorporated therein; and (viii) references to a Person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

11.4           If any term or other provision of this Warrant is invalid, illegal or incapable of being enforced by any rule of law or public policy all other conditions and provisions of this Warrant shall nevertheless remain in full force and effect.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the undersigned agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Issuer shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

11.5           All dollar ($) amounts set forth herein refer to United States dollars.  All payments hereunder and there under will be made in lawful currency of the United States of America.

11.6           The Issuer may not assign its obligations under this Warrant other than by operation of law or in connection with a merger or sale of all or substantially all of the Issuer’s assets or stock or a Change in Control of the Issuer.  Subject to the terms hereof and any limitations imposed under applicable law, Holder may assign, pledge, hypothecate or transfer any of the rights and associated obligations contemplated by this Warrant, in whole or in part, at its sole discretion (including, but not limited to, assignments, pledges, hypothecations and transfers in connection with hedging transactions with respect to this Warrant).

11.7           The Warrant Shares issuable upon exercise of this Warrant have not been registered under the Securities Act and, except to the extent provided in the Registration Rights Agreement of even date herewith by and between the Issuer, the Holder and the Other Purchasers, the Issuer has not undertaken to so register the Warrant Shares.  Unless so registered, the certificates evidencing the Warrant Shares will bear a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption from such registration.

This Warrant shall not be valid unless signed by the Issuer.

naked brand group, inc.

IN WITNESS WHEREOF, the Issuer has caused this Warrant to Purchase Common Stock to be signed by its duly authorized officer.

DATED:	JUNE 10, 2014

NAKED BRAND GROUP, INC.

BY:	/s/ Joel Primus

JOEL PRIMUS,

AS

PRESIDENT AND DIRECTOR

FACSIMILE NO:	1-877-366-4767

naked brand group, inc.

EXHIBIT 1
FORM OF WARRANT NOTICE
To Be Completed and Executed Upon Exercise of Warrant

DATED:  _______________

naked brand group, inc.
2-34346 Manufacturer’s Way, #2
Abbotsford, B.C. U237MI

attention:  President

RE:           EXERCISE OF WARRANT

Ladies and Gentlemen:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase __________________ Warrant Shares (as defined in the Warrant), and the undersigned herewith makes payment of the full purchase price for such Warrant Shares at the price per share provided for in such Warrant, (a) which is a total amount of $_______________ or (b) if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1.2(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1.2(b).  Such cash payment is being made via wire transfer or certified check in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________________________________________________________________________________________ whose address is
______________________________________________________________________________________________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________________________________________________________________________________________ .

The undersigned represents and warrants that the representations and warranties of the undersigned in Section D of the Subscription Agreement executed by the undersigned are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the Warrant Shares issuable upon exercise of the within Warrant shall be made pursuant to registration under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

Dated:

(Signature(s) must conform to name(s) of the Holder(s) as specified on the face of the Warrant.)

(Complete Address of Holder(s) of the Warrant)